Exhibit 99.1

 05 | 25 | 2021  ANGIODYNAMICS  The UBS 2021 Virtual Global Healthcare Conference Jim Clemmer, President & CEO

 2  Forward-Looking Statement  Notice Regarding Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics’ expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2020. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.Notice Regarding Non-GAAP Financial MeasuresManagement uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

 PURSUE LARGER, FASTER GROWING MARKETSActive portfolio management enables us to compete in larger, faster growing markets relying on technology & innovation to produce measurable patient outcomes          FOCUSED RESOURCE DEVELOPMENTResource deployment focused in areas that offer better opportunities for success  PORTFOLIO TRANSFORMATIONPortfolio transformation & strength driven by R&D, M&A, and Clinical & Regulatory  TOP TALENT Strong and innovative portfolio combined with top talent drives value  ANGIODYNAMICSStrategic Transformation   3

   4  FOCUSED TRANSFORMATIONU.S. Total Addressable Markets  Began our strategic initiative to become a growth company  2018  Launch of the Auryon System gives us access to the peripheral atherectomy market  New/Additional Thrombectomy & NanoKnife System portfolio additions & indications increase market access      $1.3B  0-3% Mkt CAGR      $3.2B  2-5%Mkt CAGR      $7.8B  3-7%Mkt CAGR  2021  2025  The planned portfolio additions are not guarantees of future performance and are subject to risks and uncertainties including FDA clearance. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations.

 5  Diagnostic Catheters, Guidewires and Kits  Vascular Access Catheters and Accessories  Microwave & Radiofrequency Tumor Ablation  Endovenous Laser Treatment   Lung Biopsy Safety  Radiation Treatment Stabilization Balloons  INVEST FOR GROWTH  MAINTAIN POSITIONING  Thrombus Management  Irreversible Electroporation  Peripheral Atherectomy  AlphaVac not cleared by the Food and Drug Administration (FDA). These statements and the subject product have not been evaluated by the Food and Drug Administration (FDA). This product is not intended to diagnose, treat, cure, or prevent any disease. The device is not currently being marketed, nor is it available for sale in any country

 PERIPHERAL ATHERECTOMY  6  05 | 25 | 2021

   2.35 mmAspiration and Off-Center capabilities and indicated for Peripheral Atherectomy and In-Stent Restenosis (ISR)  2.0 mmAspiration capability and indicated for Peripheral Atherectomy and ISR  1.5 mmIndicated for Peripheral Atherectomy  Why wavelength mattersEach type of tissue interacts differently with a given wavelength  Why pulse width and amplitude matterGreater amplitude is achieved with shorter pulses, which can deposit energy before thermal diffusion occurs    The Auryon System produces a photon energy of 3.5 eV, which is low enough to be nonreactive to vessel endothelium, but high enough to vaporize calcium. b, c  The Auryon System has a pulse width of 10 to 25 ns, ensuring enough power to target the lesion and spare the vessel. a  0.9 mmIndicated for Peripheral Atherectomy  7  a. Auryon. Instructions for use. AngioDynamics; 2019. b. Herzog A, Bogdan S, Glikson M, Ishaaya AA, Love C. Selective tissue ablation using laser radiation at 355 nm in lead extraction by a hybrid catheter; a preliminary report. Lasers Surg Med. 2016;48(3):281-287. c. Spectranetics Corporation. CVX-300 Excimer Laser System: Operator’s Manual. Version 28. 2019:1-56.

                                                                                                                               PERIPHERAL ATHERECTOMYUS Addressable Markets & Competitive Landscape  MECHANICAL  LASER  $555M  23%1  1. Peripheral Vascular Devices Medtech 360 Market Analysis US 2017. (2016, December). Millennium Research Group, Inc.  77%1  2020 Total Addressable Market (TAM)  8  Company  Product  Thrombus  Plaque  Fibrotic  ISR  Calcified  ANGO  Auryon            Philips  Excimer Laser            MDT  TurboHawk            BSC  Jetstream            CSI  Diamondback 360

 9  PERIPHERAL ATHERECTOMYContinuing our momentum of growth  PRODUCT DEVELOPMENT Product development pipelinePortfolio and product indication expansionContinuous voice of customer  CLINICAL COMPENDIUMExpand awareness by creating a strong podium and clinical publication presence Clinically differentiated validation through new users, data collection (PATHFINDER I & II), and clinical outcomes  COMMERCIAL SCALETargeted commercial & clinical expansionMeaningful physician training programsIncrease physician ambassador programs

 THROMBUS MANAGEMENT  10  05 | 25 | 2021

 11  Deep Vein ThrombosisDVT  +  Pulmonary EmbolismPE  =  Venous ThromboembolismVTE  A blood clot that forms in a deep vein, usually the leg, groin or arm  A DVT breaks free from a vein wall and travels to the lungs blocking some or all of the blood supply  DVT and PE are collectively referred to as VTE  208,000 Iliofemoral Cases1  171,000 High-risk & intermediate-risk PE Cases1  100,000 – 300,000 VTE-Related Deaths in the USA Annually2      Stages of Clot  Clot in Transit (traveling through the heart)  Clot in Pulmonary Arteries (PE)          1. Plovanic, W. J., & Furlong, C. (2020, June). Inari Medical Biomedical Devices and Services. Canaccord Genuity Capital Markets.2. “Venous Thromboembolism (VTE).” World Thrombosis Day, www.worldthrombosisday.org/issue/vte. Illustrations and Images not Produced by AngioDynamics Include:https://www.vascularmedcure.com/disease-backgroundDVT (Blood Clot In the Leg): 7 Warning Signs and Symptoms (emedicinehealth.com)

 12  DVT & PE TREATMENT OPTIONSPercutaneous Thrombectomy   CDT & US-CDTCatheter-Directed Thrombolysis (with or without the assistance of ultrasound)  PCMTPharmacomechanical Thrombectomy  AngioVacContinuous Aspiration Suction Thrombectomy  MTMechanical Retrieval Thrombectomy  MAMechanical Aspiration(Small & Large)  Lytic Based  Non-Lytic Based  Rx  AnticoagulationPrescription Medication    SIMPLE  COMPLEX  MODERATE    Treatment “Type” Spectrum  Illustrations and Images not Produced by AngioDynamics Include:https://youtu.be/0QUUBZ6BxSo https://www.penumbrainc.com/indigo-lightning/ https://www.vascularmedcure.com/ourproducts

                                                                                                                             THROMBUS MANAGEMENTPurpose Built Portfolio & Technology  13  Right Atrium  AngioVac’s use is currently focused on the Right Atrium, which is a $77M addressable market.  Pulmonary Embolism  Deep Vein Thrombosis  AlphaVac, a multi-purpose mechanical aspiration device, will allow us to compete in the broader DVT & PE addressable markets with a first-line treatment option without the need for perfusion.    C U R R E N T P O R T F O L I O  F U T U R E P O R T F O L I O    DVT & PE  Uni-Fuse+ catheter directed thrombolysis now has the additional indication for placement in the pulmonary artery.  C U R R E N T P O R T F O L I O  SIMPLE  COMPLEX  MODERATE  $3B  $77M2  $1.3B1  $1.6B1  PULMONARY EMBOLISM  RIGHT ATRIUM  DEEP VEIN THROMBOSIS  Plovanic, W. J., & Furlong, C. (2020, June). Inari Medical Biomedical Devices and Services. Canaccord Genuity Capital Markets. Fletcher Spaght, Inc. AngioVac market assessment March 2018, Angiodynamics funded  Planned Launch Calendar 2021  AlphaVac not cleared by the Food and Drug Administration (FDA). These statements and the subject product have not been evaluated by the Food and Drug Administration (FDA). This product is not intended to diagnose, treat, cure, or prevent any disease. The device is not currently being marketed, nor is it available for sale in any country

   The   Difference   The AngioVac System allows for the continuous aspiration of embolic material such as fresh, soft thrombi or vegetation from the venous systemUtilizing a self-expanding, nitinol reinforced funnel tipSimultaneously reinfusing the patient’s own filtered blood to limit procedural blood loss        Centrifugal Pump Console  Waste Collection System  Filter  Saline  AngioVac Cannula  Reinfusion Cannula  AngioVac Circuit  Individual experience may not be indicative of all procedure results.  14

 THE NEXT GENERATION OF ANGIOVACPhysician requests for use in DVT drive new product development    $1.6B  Controlled  Powerful  Versatile  THE NEXT PORTFOLIO INNOVATION A purpose-built, innovative product leveraging the strengths of the AngioVac cannula technology with off-circuit manual aspiration control  Proven, funnel tip design allows efficient aspiration and compression of large clot burden  Designed to allow the end-user command and control of the mechanical aspiration  Will broaden our Thrombus Management portfolio and designed to provide an intuitive, first-line treatment option without the need for lytics and advanced procedural support  15  Not cleared by the Food and Drug Administration (FDA). These statements and the subject product have not been evaluated by the Food and Drug Administration (FDA). This product is not intended to diagnose, treat, cure, or prevent any disease. The device is not currently being marketed, nor is it available for sale in any country

 ADDRESSABLE MARKETThrombus Procedures by Location  16  Location in Body  Avg. Diameter Size (mm)  Compatible FR Size  Acceptable Catheter Size (sans access)  ANGO Product  Pulmonary Embolism  19-28mm5  57-84 Fr  12-24 Fr  AlphaVac C85  Right Atrium  44-53mm  132-159 Fr  18-24 Fr  AngioVac C20/C180/C85  Inferior Vena Cava  18-24mm  54-72Fr  12-24 Fr  AngioVac & AlphaVac C20/C180/C85  Superior Vena Cava  13-18mm  39-54 Fr    AngioVac & AlphaVac C20/C180/C85  Common Iliac  14-16mm  42-48 Fr  12-18 Fr  AlphaVac C20/C180/C85  External Iliac  12-14mm  36-42 Fr    AlphaVac C20/C180/C85  Femoral Vein (high)  6-7mm  18-21 Fr  8-12 Fr  AlphaVac C85AlphaVac DVT  Femoral Vein (mid)  5-6mm  15-18 Fr    AlphaVac DVT  Femoral Vein (low)  4-5mm  12-15 FR    AlphaVac DVT  Right Atrium97,000 TAM4,750 CBI  IVC/SVC – Caval DVT19,493 TAM7,602  PE167,000 TAM20,000 CBI   Acute pulmonary embolism: clinical outcomes in the International Cooperative Pulmonary Embolism Registry (ICOPER) - https://www.ncbi.nlm.nih.gov/pubmed/10227218Inferior Vena Cava Thrombosis – ScienceDirectSingh, H., & Masuda, E. M. (2005). Comparing Short-Term Outcomes of Femoral-Popliteal and Iliofemoral Deep Venous Thrombosis: Early Lysis and Development of Reflux. Annals of Vascular Surgery, 19(1), 74–79.https://pubmed.ncbi.nlm.nih.gov/26777542/https://pubmed.ncbi.nlm.nih.gov/17963079/#:~:text=Conclusion%3A%20This%20study%20suggests%20that,%2C%20respectively%2C%20in%20healthy%20adults.  C85°  C20°  C180°    Popliteal – DVT94,977 TAM25,990 CBI  Ilio-Femoral – DVT246,916 TAM98,765 CBI  Unique Angled Tips to Navigate to Desired Anatomical Locations

         THROMBUS MANAGEMENTPlanned Portfolio Additions & U.S. Addressable Markets Expansion  17  $1.3B  FY 2021  FY 2022  FY 2023  FY 2025  FY 2024  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  $140M  $700M   $3.6B  $1.5B  1  2  The planned portfolio additions are not guarantees of future performance and are subject to risks and uncertainties, including clearance by the FDA. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations.   (22 Fr)Right Atrium, Illio-caval DVT   (22 & 18 Fr)Entry into Ilio-femoral DVT   (13 Fr)Access to full Ilio-femoral DVT market    (18 Fr) Smaller size should drive further adoption in addressable market   PE Indication  Purpose Built, Comprehensive, Thrombus Portfolio  AV3 AV4 C20 C85 C120  Continuous Aspiration with Simultaneous Reinfusion  Multi-purpose Mechanical/Manual Aspiration  AV3 AV4 C20 C85 C120  Catheter Directed Thrombolysis with PE Indication

 IRREVERSIBLE ELECTROPORATION  18  05 | 25 | 2021

 19                                  Probe placement  Placement of probes around a target area provides effective treatment coverage a-d  Electrical pulses cause pores to form within the cellular membrane leading to non-thermal cell death a-d  Electrical field  Decellularization  Non-thermal  Revascularization  The NanoKnife System’s unique technology enables physicians to provide localized treatments in locations and at times previously unavailable to them a-d  By preserving those underlying structures the potential for revascularization of treated tissue is maintained a-d  Target tissue undergoes complete decellularization while preserving the underlying structure of blood vessels, nerves, ducts, and tissue a-d  IRREVERSIBLE ELECTROPORATIONNon-thermal energy destroys cells while preserving critical structures  a. Maor E. et al., The effect of irreversible electroporation on blood vessels, Technol. Cancer Res. Treat. 6(4), 307–312 (2007).10.1177/153303460700600407.b. Rubinsky, B., Onik, G., and Mikus, P., Irreversible electroporation: a new ablation modality–clinical implications. Technol. Cancer Res. Treat. 6, 37–48. (2007). doi:10.1177/153303460700600106.c. Onik G., Mikus P., and Rubinsky B., Irreversible electroporation: implications for prostate ablation, Technol. Cancer Res. Treat. 6(4), 295–300(2007).10.1177/153303460700600405.d. Lee EW, Chen C, Prieto VE, Dry SM, Loh CT, Kee ST., Advanced hepatic ablation technique for creating complete cell death: irreversible electroporation. Radiology 255:426–433. (2010). doi:1148/radiol.10090337

 20                        Localized Treatment  Strong safety profile  Maintains potential for future treatments  Provides options for patients  PROVIDES THE INNOVATION DOCTORS NEEDExpands treatment options and helps preserve patient's quality of life   Spares critical structures and nerves  Treated tissue can revascularize  Preserves patient's quality of life  Non-thermal energy decellularizes target tissue    d  W  J    a-d  a-d  a-d  a-d  a. Maor E. et al., The effect of irreversible electroporation on blood vessels, Technol. Cancer Res. Treat. 6(4), 307–312 (2007).10.1177/153303460700600407.b. Rubinsky, B., Onik, G., and Mikus, P., Irreversible electroporation: a new ablation modality–clinical implications. Technol. Cancer Res. Treat. 6, 37–48. (2007). doi:10.1177/153303460700600106.c. Onik G., Mikus P., and Rubinsky B., Irreversible electroporation: implications for prostate ablation, Technol. Cancer Res. Treat. 6(4), 295–300(2007).10.1177/153303460700600405.d. Lee EW, Chen C, Prieto VE, Dry SM, Loh CT, Kee ST., Advanced hepatic ablation technique for creating complete cell death: irreversible electroporation. Radiology 255:426–433. (2010). doi:1148/radiol.10090337  a-d

 21  DIRECT StudyThis study is evaluating the use of the NanoKnife System as a potential treatment for stage III pancreatic cancer.  Prostate IDEThis safety study will evaluate the use of the NanoKnife System as a focal therapy option for prostate tissue.    Liver  Oral Cavity  Pancreas  Kidney  Bladder  Melanoma  Colorectal  Prostate  Lung  Breast  New Cancer Cases 2020: 1,256,970   22%  18%  15%  12%  8%  6%  6%  5%  4%  3%  a. Cancer Facts & Figures 2020. American Cancer Society. https://www.cancer.org/research/cancer-facts-statistics/all-cancer-facts-figures/cancer-facts-figures-2020.html. Accessed January 7, 2021.   a  Illustrations and Images not Produced by AngioDynamics Include:https://seenamagowitzfoundation.org/pancreas-transplants/https://www.youtube.com/watch?v=9LPYb87Gjgk&feature=emb_title

 22  DIRECT STUDYData for IRE Cancer Treatment   Randomized Controlled Protocol   Controlled Registry Protocol    One Study Two Protocols    High level of evidence and real-world evidence  Overall Survival as primary endpoint  Both have prospective control arms

 23  Focal therapy bridges the gap between whole gland treatment and active surveillance in an attempt to maximize quality of life by avoiding the effects of whole gland radiation or surgery.However…adoption remains low (<5%) due to gaps within existing technology.                              27% would undergo radiotherapy of which 66% report E.D. at 36 months  Within the U.S. 191,930 men were estimated to have been diagnosed with prostate cancer in 2020.   31% would undergo a radical prostatectomy of which 79% report E.D. at 36 months  42% would undergo active surveillance  An estimated 38% of these patients were ideal candidates for focal therapy  Clinical Expansion  a. Cancer Facts & Figures 2020. American Cancer Society. https://www.cancer.org/research/cancer-facts-statistics/all-cancer-facts-figures/cancer-facts-figures-2020.html. Accessed January 7, 2021. b. Mahal BA, Butler S, Franco I, et al. Use of Active Surveillance or Watchful Waiting for Low-Risk Prostate Cancer and Management Trends Across Risk Groups in the United States, 2010-2015. Jama. 2019;321(7):704. doi:10.1001/jama.2018.19941c. Donovan JL. Patient-Reported Outcomes after Monitoring, Surgery, or Radiotherapy for Prostate Cancer. The New England Journal of Medicine. 2016;375(15):1425-1437. d. Tareen B, Godoy G, Taneja SS. Focal therapy: a new paradigm for the treatment of prostate cancer. Reviews in urology. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC2809988/. Published 2009. Accessed January 7, 2021.   a  b,c  b,c  b  d  d  Illustrations and Images not Produced by AngioDynamics Include:https://www.keni.com/18-09-14-linear-accelerator-radiation-machine/https://www.youtube.com/watch?v=0ARkyIcacN0https://www.google.com/url?sa=i&url=https%3A%2F%2Fwww.shutterstock.com%2Fsv%2Fvideo%2Fclip-24827228-lab-doctor-looking-microscope-scientist-through-science&psig=AOvVaw1giAl5LQINhYtMwYx8upqb&ust=1610116993281000&source=images&cd=vfe&ved=0CA0QjhxqFwoTCICQ1q6Hiu4CFQAAAAAdAAAAABADhttps://www.google.com/url?sa=i&url=https%3A%2F%2Fwww.drugtargetreview.com%2Fnews%2F38914%2Fgreb1-gene-prostate-cancer-treatment%2F&psig=AOvVaw3w1QlisHYviL0fnOq2L9Nm&ust=1610117162985000&source=images&cd=vfe&ved=0CA0QjhxqFwoTCPCquv-Hiu4CFQAAAAAdAAAAABAD

 VASCULAR ACCESS  05 | 25 | 2021  24

   25  VASCULAR ACCESSSafely delivering medication to patients  PORTFOLIO  MARKET ACCESS  PERFORMANCE  PICCs  Midlines  Tip Location  Ports  Dialysis  Point of Care Ultrasound  Delivering on our product road map including development of an integrated navigation & tip location technology that enables the use of our BioFlo PICC.  Maximize clinical differentiation by reducing thrombus accumulation through the utilization of our BioFlo family of catheters   Maintain a strong culture of execution and collaboration through disciplined sales & marketing plans  CONNECT / CAPTURE / CONFIRM

 Q3 YTD FY2021 Highlights  in millions (except per share data)  YTD FY2021  YTD FY2020  YOY Change  Revenue  $214.2  $205.8  4.1%  Gross Margin  53.4%  58.3%  (490 bps)  Net Loss  ($12.1)  ($9.7)  ($2.4)  GAAP EPS  ($0.32)  ($0.26)  ($0.06)  Adjusted EPS  $0.05  $0.15  ($0.10)  Adjusted EBITDA  $15.0  $17.5  ($2.5)  Financial Performance  Key Product Categories  Q1 FY2021  Q2 FY2021  Q3FY2021  YTD FY2021  AngioVac®  46%  24%  27%  31%  NanoKnife® Disposables  (5%)  30%  (7%)  4%            Auryon*  $1.1  $2.1  $3.3  $6.5  Growth From Key Products  * Auryon reflects revenue contribution in quarter vs growth rate due to acquisition date in FY20.  in millions   Q3 FY2021  Q4 FY2020  YOY Change  Cash  $54.5  $54.4  $0.1  Debt  $30.0  $40.0  ($10.0)  26  Please see Appendix A for reconciliation of GAAP to Non-GAAP.

 05 | 25 | 2021  ANGIODYNAMICS  The UBS 2021 Virtual Global Healthcare ConferenceJim Clemmer, President & CEO

 Appendix A  28

 Reconciliation of GAAP to Non-GAAP Net Income and EPS  Reconciliation of Net Loss to Adjusted EBITDA  Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items.Deferred financing fees related to the old credit agreement were written off during the second quarter of fiscal year 2020.Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for the periods ended February 28, 2021 and February 29, 2020.Diluted shares may differ for non-GAAP measures as compared to GAAP due to a GAAP loss.   29  Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items.  (in thousands, except per share data)  (in thousands)